Leases - Schedule of Maturity of the Company's Operating Lease Liabilities (Detail) - USD ($) $ in Thousands	Jun. 30, 2024	Dec. 31, 2023
2024	$ 75
Thereafter	0
Total future minimum lease payments	75
Less: imputed interest	0
Present value of lease liabilities	$ 75
Zapata Computing Inc [Member]
2024		$ 261
Thereafter		0
Total future minimum lease payments		261
Less: imputed interest		(9)
Present value of lease liabilities		$ 252